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                                                               EXHIBIT 99.10(b)


                              CONSENT OF COUNSEL

     We hereby consent to the reference to our firm included in the prospectus filed as part of Registration Statement No. 33-6486.


                           SWIDLER BERLIN SHEREFF FRIEDMAN, LLP


New York, New York
April 26, 2000